SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


     Date of Report (Date of earliest event reported): March 18, 2003


                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                                    23-2170505
-------------------------------          -------- -----------------------
(State of Incorporation)                 (IRS Employer Identification Number)


                               352 Stokes Road
                                  Suite 200
                          Medford, New Jersey  08055
                  (Address of principal executive offices)

                    Telephone Number:  (609) 953-0044



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ITEM 5. OTHER EVENTS
Employment of the President of its wholly owned subsidiary, Usertech/Canterbury Corp. has been terminated, and he has been removed as an officer and director of that subsidiary. Accordingly, the balance of his employment contract in excess of $700,000 with the subsidiary has been revoked. The ramifications of this termination have not been fully determined. Open items are any contest by the former president, as well as legal action by the Company for possible additional damages following the completion of an ongoing investigation. The Company does not anticipate, but there is no assurance, any negative cash flow or financial detriment as a result of these events.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS


      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

      (c)  Exhibits

           Number                   Description

            99 The Company's news release, issued on March 18, 2003, relating to the termination of subsidiary president



                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.

                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President

Dated: March 18, 2003